UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 22, 2020 (April 17, 2020)
Date of Report (date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, DENTSPLY SIRONA Inc. (the “Company”) is a party to a Credit Agreement, dated as of July 27, 2018, with the lenders party thereto, the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Citibank, N.A., as syndication agent (the “2018 Credit Agreement”), which provides for, among other things, a $700 million revolving facility (the “2018 Revolving Credit Facility”).

On April 17, 2020, the Company provided a notice to the Administrative Agent to draw down the full available amount under the 2018 Revolving Credit Facility, which is equal to $700 million. The Company has previously not drawn down any sums under the 2018 Credit Agreement. The borrowings under the 2018 Revolving Credit Facility will bear interest at the rate of adjusted LIBOR plus 1.25%. Although the Company has no immediate need for additional liquidity, the Company has elected to drawdown the 2018 Revolving Credit Facility to provide additional liquidity and financial flexibility in light of current economic conditions and uncertainties arising in connection with the COVID-19 pandemic. The proceeds of the 2018 Revolving Credit Facility will be used for working capital and other general corporate purposes.

The foregoing description of the 2018 Revolving Credit Facility and the 2018 Credit Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreement, which was filed as Exhibit 4.3 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2020.

The Company previously disclosed on its Form 8-K filed April 9, 2020 that it had entered into a 364-day senior unsecured revolving credit facility pursuant to the Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, and the lenders party thereto, for an aggregate principal amount of $310 million. Such revolving credit facility remains undrawn.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          DENTSPLY SIRONA Inc.

By:	/s/ Keith J. Ebling
Keith J. Ebling, Executive Vice President,
General Counsel and Secretary

Date: April 22, 2020